

                                                                     NESTEGG 2000 FUND
                                                                     NESTEGG 2010 FUND
                                                                     NESTEGG 2020 FUND
INTRUST LOGO                                                         NESTEGG 2030 FUND
                                                                     NESTEGG 2040 FUND
                                                                     MONEY MARKET FUND


                                                   Series of INTRUST Funds Trust
--------------------------------------------------------------------------------

    INTRUST Funds Trust (the "Trust") is an open-end management investment company. This Prospectus contains information about six of the Trust's funds -- the five NestEgg Funds (the "NestEgg Funds") and the Money Market Fund (each a "Fund").

    - THE NESTEGG FUNDS HAVE DIFFERENT ASSET ALLOCATION STRATEGIES FOR INVESTING TOWARD FUTURE GOALS OF SHAREHOLDERS SUCH AS RETIREMENT. THE NUMBERS IN THE NESTEGG FUNDS' NAMES ARE TARGET DATES; THE NEARER ITS TARGET DATE THE MORE CONSERVATIVELY EACH NESTEGG FUND INVESTS. OVER TIME, EACH NESTEGG FUND GENERALLY WILL REDUCE ITS INVESTMENT IN STOCKS AND INCREASE ITS INVESTMENT IN BONDS AND MONEY MARKET INSTRUMENTS.

    - THE MONEY MARKET FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME, LIQUIDITY AND THE MAINTENANCE OF A STABLE NET ASSET VALUE OF $1.00 PER SHARE BY INVESTING IN HIGH QUALITY, U.S. DOLLAR-DENOMINATED SHORT-TERM OBLIGATIONS WHICH ARE DETERMINED BY THE ADVISER TO PRESENT MINIMAL CREDIT RISKS.

    This prospectus describes two classes of shares of each Fund, the Institutional Premium Class and the Institutional Service Class shares. See "Other Information Capitalization Structure."

    Each of the NestEgg Funds invests all of its assets in a separate series (each a "Master Portfolio") of the Master Investment Portfolio ("MIP"), each an open-end, management investment company. Each NestEgg Fund, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in another mutual fund whose objective and policies are substantially identical. This two-tiered investment approach is commonly referred to as a master-feeder fund structure.

    PLEASE READ THIS PROSPECTUS BEFORE INVESTING AND RETAIN IT FOR FUTURE REFERENCE. IT SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUNDS THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED NOVEMBER 30, 1998, CONTAINING ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE NESTEGG FUNDS AND THE MONEY MARKET FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS AVAILABLE, ALONG WITH OTHER MATERIALS, ON THE SEC INTERNET WEB SITE (HTPP://WWW.SEC.GOV). THE SAI IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE SAI IS AVAILABLE WITHOUT CHARGE BY CALLING THE TRUST AT (888) 266-8787 OR BY WRITING THE TRUST AT THE ADDRESS PRINTED ON THE BACK OF THE PROSPECTUS.
--------------------------------------------------------------------------------

      INVESTMENT ADVISER FOR              INVESTMENT ADVISER FOR             SUBADVISER FOR INTRUST'S
     THE MASTER PORTFOLIOS--              INTRUST FUNDS TRUST--                MONEY MARKET FUND--
  BARCLAYS GLOBAL FUND ADVISORS             INTRUST BANK, N.A.            AMR INVESTMENT SERVICES, INC.
             ("BGFA")                    ("INTRUST" OR "ADVISER")                    ("AMR")
----------------------------------------------------------------------------------------------------------

    THE TRUST'S FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY INTRUST OR BGFA OR ANY OF THEIR AFFILIATES. THE TRUST'S SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY
    AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                                   PROSPECTUS
                               NOVEMBER 30, 1998

                                as supplemented


                                December 31,1998

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
FUND EXPENSES...............................................       1
INVESTMENT OBJECTIVES AND POLICIES..........................       6
RISK CONSIDERATIONS.........................................      13
INVESTMENT POLICIES AND PRACTICES...........................      16
MANAGEMENT OF THE FUNDS.....................................      32
DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX.............      38
TAXES.......................................................      39
FUND SHARE VALUATION........................................      40
PURCHASE OF FUND SHARES.....................................      41
MINIMUM PURCHASE REQUIREMENTS...............................      42
INDIVIDUAL RETIREMENT ACCOUNTS..............................      43
EXCHANGE OF FUND SHARES.....................................      43
REDEMPTION OF FUND SHARES...................................      44
OTHER INFORMATION...........................................      46


                                       (i)

                                 FUND EXPENSES


     The following expense table illustrates all expenses and fees that an investor in the Institutional Service Class of Shares of the NestEgg Funds and the Money Market Fund will incur. The NestEgg Funds' expenses are based on estimated expenses for the Funds' first full year of operations. The Money Market Fund's expenses are based on the actual expenses incurred by the Fund in the fiscal year ended October 31, 1998.


                                   FEE TABLE

                          INSTITUTIONAL SERVICE CLASS


                                                   NESTEGG   NESTEGG   NESTEGG   NESTEGG   NESTEGG   MONEY
                                                    2000      2010      2020      2030      2040     MARKET
                                                    FUND      FUND      FUND      FUND      FUND      FUND
                                                   -------   -------   -------   -------   -------   ------
SHAREHOLDER TRANSACTION EXPENSES:................   None      None      None      None      None      None
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)..................   None      None      None      None      None      None
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price).........................................   None      None      None      None      None      None
Deferred Sales Load (as a percentage of
  redemption of proceeds)........................   None      None      None      None      None      None
Redemption Fees(1)...............................   None      None      None      None      None      None
Exchange Fees....................................   None      None      None      None      None      None
ANNUAL FUND OPERATING EXPENSES (as a percentage
  of average daily net assets):
Management Fees (after waivers and
  reimbursements)(2).............................   0.70%(5)  0.70%(5)  0.70%(5)  0.70%(5)  0.70%(5)  0.15%
12b-1 Fees (after waivers)(2, 3).................   0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Other Expenses (after waivers and
  reimbursements)(2, 4)..........................   0.80%     0.80%     0.80%     0.80%     0.80%     0.52%
                                                    ----      ----      ----      ----      ----      ----
Total Fund Operating Expenses (After Waivers And
  reimbursements)(2).............................   1.50%     1.50%     1.50%     1.50%     1.50%     0.67%
                                                    ====      ====      ====      ====      ====      ====


---------------

(1) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.


(2) Absent waivers and reimbursements, Management Fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses as long as the Funds remain invested in the MIP or another investment company would be .70%, .25%, 2.95% and 3.90% for the NestEgg 2000 Fund; .70%, .25%, 2.95% and 3.90% for the
    NestEgg 2010 Fund; .70%, .25%, 2.95% and 3.90% for the NestEgg 2020 Fund; .70%, .25%, 2.95% and 3.90% for the NestEgg 2030 Fund; .70%, .25%, 2.95% and
    3.90% for the NestEgg 2040 Fund, respectively. Absent waivers and reimbursements, Management Fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses for the Money Market Fund would be 0.25%, 0.25%, 0.53% and 1.03%.

(3) The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%.

(4) Includes a fee of 0.25% for shareholder servicing.

(5) The NestEgg Funds each pay BISYS a 0.20% administrative fee (0.20% without waivers) and each Master Portfolio pays advisory and administrative fees, of which each NestEgg Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of each NestEgg Fund and the respective Master Portfolio will be approximately equal to the expenses such Fund would incur if its assets were invested directly in securities of its own portfolio. Management Fees are 0.55% at the Master Portfolio level and 0.15% at the Fund level (0.15% at the Fund level without waivers).

EXAMPLE OF EXPENSES

     An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% gross annual return and (2) redemption at the end of each time period (parenthetical amounts represent expenses without waivers or reimbursements):


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                 ---------    ----------    ----------    -----------
NestEgg 2000 Fund..............  $15 ($39)    $47 ($119)       N/A            N/A
NestEgg 2010 Fund..............  $15 ($39)    $47 ($119)       N/A            N/A
NestEgg 2020 Fund..............  $15 ($39)    $47 ($119)       N/A            N/A
NestEgg 2030 Fund..............  $15 ($39)    $47 ($119)       N/A            N/A
NestEgg 2040 Fund..............  $15 ($39)    $47 ($119)       N/A            N/A
Money Market Fund..............  $ 7 ($11)    $21  ($33)    $37 ($57)     $83 ($126)


     THE AMOUNTS LISTED IN THE EXAMPLE REPRESENT A HYPOTHETICAL ILLUSTRATION OF THE EXPENSES ASSOCIATED WITH A $1,000 INVESTMENT OVER STATED PERIODS, BASED ON THE EXPENSES IN THE ABOVE TABLE AND AN ASSUMED ANNUAL RATE OF RETURN OF 5%. THIS ANNUAL RATE OF RETURN SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PERFORMANCE OF A FUND NOR A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The following expense table illustrates all expenses and fees that an investor in the Institutional Premium Class of shares of the NestEgg Funds and the Money Market Fund will incur. The NestEgg Funds' expenses are based on estimated expenses for the Funds first full year of operations. The Money Market Fund's expenses are based on the actual expenses incurred by Fund in the fiscal year ended October 31, 1998.


                                   FEE TABLE
                          INSTITUTIONAL PREMIUM CLASS


                                             NESTEGG   NESTEGG   NESTEGG   NESTEGG   NESTEGG   MONEY
                                              2000      2010      2020      2030      2040     MARKET
                                              FUND      FUND      FUND      FUND      FUND      FUND
                                             -------   -------   -------   -------   -------   ------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases (as
  a percentage of offering price)..........   None      None      None      None      None      None
Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)...................................   None      None      None      None      None      None
Deferred Sales Load (as a percentage of
  redemption of proceeds)..................   None      None      None      None      None      None
Redemption Fees(1).........................   None      None      None      None      None      None
Exchange Fees..............................   None      None      None      None      None      None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net
    assets):
Management Fees (after waivers and
  reimbursements)2.........................  0.70%5    0.70%5    0.70%5    0.70%5    0.70%5    0.15%
12b-1 Fees (after waivers)2, 3.............  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Other Expenses (after waivers and
  reimbursements)2, 4......................  0.80%     0.80%     0.80%     0.80%     0.80%     1.02%
                                              ----      ----      ----      ----      ----      ----
Total Fund Operating Expenses (after
  waivers And reimbursements)2.............  1.50%     1.50%     1.50%     1.50%     1.50%     1.17%
                                              ====      ====      ====      ====      ====      ====


---------------

1 Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.


2 Absent waivers and reimbursements, Management Fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses as long as the Funds remain invested in the MIP or another investment company would be .70%, .75%, 2.95% and 4.40% for the NestEgg 2000 Fund; .70%, .75%, 2.95% and 4.40% for the NestEgg 2010 Fund; .70%, .75%, 2.95% and 4.40% for the NestEgg 2020 Fund; .70%, .75%, 2.95% and
  4.40% for the NestEgg 2030 Fund; .70%, .75%, 2.95% and 4.40% for the NestEgg 2040 Fund; and 0.25%, 0.75%, 1.03% and 2.03% for the Money Market Fund, respectively.

3 The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.75%.

4 Includes a fee of 0.25% for shareholder servicing.

5 The NestEgg Funds each pay BISYS a 0.20% administrative fee (0.20% without waivers) and each Master Portfolio pays advisory and administrative fees, of which each NestEgg Fund bears its pro rata portion. The Trust's Board of Trustees believes that the aggregate per share expenses of each NestEgg Fund and the respective Master Portfolio will be approximately equal to the expenses such Fund would incur if its assets were invested directly in securities of its own portfolio. Management Fees are 0.55% at the Master Portfolio level and 0.15% at the Fund level (0.15% at the Fund level without waivers).

EXAMPLE OF EXPENSES

     An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period (parenthetical amounts represent expenses without waivers or reimbursements):


                               NESTEGG        NESTEGG        NESTEGG        NESTEGG        NESTEGG         MONEY
                                2000           2010           2020           2030           2040           MARKET
                                FUND           FUND           FUND           FUND           FUND            FUND
                             -----------    -----------    -----------    -----------    -----------    ------------
1 year.....................  $15    ($44)   $15    ($44)   $15    ($44)   $15    ($44)   $15    ($44)   $ 12    ($21)
3 years....................  $47   ($133)   $47   ($133)   $47   ($133)   $47   ($133)   $47   ($133)   $ 37    ($64)
5 years....................          N/A            N/A            N/A            N/A            N/A    $ 64   ($109)
10 years...................          N/A            N/A            N/A            N/A            N/A    $142   ($236)


     THE AMOUNTS LISTED IN THE EXAMPLE REPRESENT A HYPOTHETICAL ILLUSTRATION OF THE EXPENSES ASSOCIATED WITH A $1,000 INVESTMENT OVER STATED PERIODS, BASED ON THE EXPENSES IN THE ABOVE TABLE AND AN ASSUMED ANNUAL RATE OF RETURN OF 5%. THIS ANNUAL RATE OF RETURN SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PERFORMANCE OF A FUND NOR A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The following table presents audited per share financial information for the Money Market Fund for the fiscal year ended October 31, 1998 and the period from January 23, 1997 to October 31, 1997. The Financial Highlights were audited by KPMG Peat Marwick LLP, independent auditors, whose report on the financial statements of the Money Market Fund appears in the Trusts' Annual Report for the fiscal year ended October 31, 1998 (the "Annual Report"). These statements should be read in conjunction with the "Independent Auditors' Report," the other audited financial statements and related notes which are contained in the Annual Report. Additional performance information is set forth in the Annual Report which is available upon request and without charge by calling (888) 266-8787.


                                                                      MONEY MARKET FUND
                                                              ----------------------------------
                                                                                     JANUARY 23,
                                                                FISCAL YEAR            1997 TO
                                                                   ENDED             OCTOBER 31,
                                                              OCTOBER 31, 1998         1997(a)
                                                              ----------------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  1.00              $  1.00
                                                                  -------              -------
  Net investment income.....................................         0.05                 0.04
  Net realized and unrealized gain (loss) from
    investments.............................................           --                   --
                                                                  -------              -------
  Total income from investment operations...................         0.05                 0.04
                                                                  -------              -------
DISTRIBUTIONS:
  Net investment income.....................................        (0.05)               (0.04)
  Net realized gains from investments.......................           --                   --
                                                                  -------              -------
  Total distributions.......................................        (0.05)               (0.04)
                                                                  -------              -------
  Net change in net asset value per share...................           --                   --
                                                                  -------              -------
NET ASSET VALUE, END OF PERIOD..............................      $  1.00              $  1.00
                                                                  =======              =======
TOTAL RETURN................................................         4.27%                3.86%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................      $50,746              $55,566
Ratios to average net assets:
  Expenses..................................................         0.67%                0.71%(c)
  Net investment income.....................................         5.04%                4.92%(c)
  Expenses*.................................................         1.03%                1.03%(c)
  Net investment income*....................................         4.69%                4.52%(c)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each NestEgg Fund has a fundamental policy that allows it to invest all of its assets in a Master Portfolio of the MIP. All other investment policies of the NestEgg Funds are identical to those of the corresponding Master Portfolio. Each NestEgg Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. This type of arrangement between the NestEgg Funds and the Master Portfolios is known as a "master-feeder" arrangement. The Trust's Board of Trustees believes that the Funds will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the Funds will be less than if the Funds invested directly in the securities held by the Portfolio. For simplicity, references to the investments and investment policies and risks of the NestEgg Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the Master Portfolios.

     The NestEgg Funds may withdraw their investment from the Master Portfolios at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. In such event, the Board would consider alternative arrangements such as investing all of the Portfolio's assets in another investment company with the same investment objective as the Fund. No assurance exists that satisfactory alternative arrangements would be available.

THE NESTEGG FUNDS:

     Each NestEgg Fund seeks to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons.
Specifically:

- NestEgg 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

- NestEgg 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

- NestEgg 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

- NestEgg 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

- NestEgg 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

     The differences in objectives and policies among the Master Portfolios determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio and, therefore, the corresponding Fund, is subject and the performance of each Master Portfolio and corresponding Fund.

     Shares of each NestEgg Fund are sold to investors without a sales charge. Investors can invest, reinvest or redeem NestEgg Fund Shares at any time without charge or penalty imposed by the NestEgg Fund.

     Investors are encouraged to invest in a particular NestEgg Fund based on the decade of anticipated retirement or when such investors anticipate beginning to withdraw substantial portions of their account. For example, the NestEgg 2000 Fund is designed for investors in their 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the NestEgg 2010 Fund is designed for investors in their 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making an investment decision, investors should evaluate their individual risk profile, recognizing, for example, that the NestEgg 2040 Fund is designed for investors with a high tolerance for risk while the NestEgg 2000 Fund is designed for investors with a low tolerance for risk. The Master Portfolios were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

     The NestEgg Funds follow an asset allocation strategy among three broad investment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each NestEgg Fund invests varying percentages of its portfolio in equity securities, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an expectation of greater total return. The investment class weightings of the NestEgg 2040 Fund at a given time might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the NestEgg 2000 Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes. As each NestEgg Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age. When a Fund reaches its target date, it will enter its "retirement phase" during which it will seek to maximize assets consistent with the risk that an average investor in retirement may be willing to accept. The Fund will continue to follow an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining NestEgg Funds with target dates, during its retirement phase a NestEgg Fund will no longer reduce investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in debt securities and some cash. In the same manner as all NestEgg Funds, a Fund in its retirement phase will continue to employ a tactical asset allocation component, which will alter the investment mix to account for changing expected risks and opportunities. When other NestEgg Funds reach their target date, it is expected that they will be combined with the retirement phase Fund under the same investment strategy.

     As of September 30, 1998, asset allocations in the Master Portfolios were approximately as follows:

                                       2000         2010         2020         2030         2040
                                      MASTER       MASTER       MASTER       MASTER       MASTER
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                     ---------    ---------    ---------    ---------    ---------
Equity Securities
Domestic...........................    16.06%       35.72%       53.18%       63.36%       79.28%
International......................     4.55%        9.55%       13.50%       17.90%       20.43%
Debt Securities....................    51.95%       41.79%       25.86%       18.19%        0.00%
Cash...............................    27.44%       12.94%        7.46%        5.55%        0.28%

     The Master Portfolios may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the Master Portfolios, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Master Portfolios invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance. The Funds employ both tactical and strategic asset allocation techniques when investing assets in their portfolios. The majority (75%) of the total allocation is strategic in nature. The strategic allocation is long term based. The tradeoff between expected returns and risks for asset classes that determine the allocation is based on the time horizon of the Fund. As each Fund nears its target date, the allocation becomes more conservative, shifting to less risky assets such as shorter duration fixed income and money market instruments. Short-term volatility in the markets will have only small effects on the strategic allocation. The progression to less risky assets is a relatively steady process resulting in only minor monthly changes to the asset allocation. Forty years from now, the strategic allocation of NestEgg 2040 will look very similar to the strategic allocation of today's NestEgg 2000.

     The tactical allocation makes up the remaining portion (25%) of the entire allocation. Tactical allocation takes advantage of shorter-term market conditions shifting into assets that appear undervalued on a risk-adjusted basis. The strategies use two types of tactical allocations. The more conservative approach of shifting from long duration bonds to short duration bonds and cash plays a larger role in the NestEgg 2000 Fund than in the other Funds. The NestEgg 2040 Fund, for example, makes more use of the second, and more aggressive, type of tactical allocation which shifts assets between stocks, bonds and cash.

     The relative weightings for each Master Portfolio of the various investment classes are expected to change over time, with the 2040 Master Portfolio adopting in the 2020-2030s characteristics similar to the 2000 Master Portfolio today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

     Each Master Portfolio evaluates the risk that an average investor may be willing to accept based on the investor's investment time horizon. As a result, the investment risk level of a particular

Fund generally decreases as time passes and investors near retirement. Each LifePath Master Portfolio also adjusts the amount of investment risk taken based on how well compensated this risk is expected to be. This investment risk adjustment is based on short-term market conditions and the attractiveness of various asset classes.

     The Model allocates across asset classes based upon an analysis of extensive financial and economic data, including relative risk and return statistics. BGFA has broad latitude in allocating the Master Portfolio's investments and in refining the Model. The asset mix is not based on the subjective judgement of any one single person, but is based on this model as maintained and updated by a group of BGFA and BGI investment professionals. BGFA may invest in fewer asset classes than listed below, particularly for any Master Portfolio with less than $150 million in total assets. The asset allocation mix selected by the Model is the most important factor in determining the investment performance of each Master Portfolio.

     BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of Master Portfolios. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each Master Portfolio is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Master Portfolio or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

     The estimated rates of portfolio turnover for each of the Funds during their first year of operation are as follows:

                                                         FIRST YEAR
                     NESTEGG FUND                        TURN-OVER
                     ------------                        ----------
     2000..............................................      17%
     2010..............................................      24%
     2020..............................................      28%
     2030..............................................      40%
     2040..............................................       5%

     EQUITY SECURITIES. The Master Portfolios seek U.S. equity market exposure through investment in securities representative of the following indices of common stocks:

- The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

- The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

- The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

- The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

- The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

- The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

- The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

- The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

     The Master Portfolios seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

- The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

- The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

     The Master Portfolios also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

     DEBT SECURITIES. The Master Portfolios seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

- The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

- The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

- The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

- The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

- The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

     The Master Portfolios seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

- The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

     Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a Master Portfolio invests must be rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA in accordance with procedures approved by MIP's Board of Trustees. See "Risk Considerations" below.

     MONEY MARKET INSTRUMENTS. The money market instrument portion of the portfolio of each Master Portfolio generally is invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Other Investment Policies and Practices" below for a more complete description of the money market instruments in which each Master Portfolio may invest.

THE MONEY MARKET FUND

     The investment objective of the Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the Adviser to present minimal credit risks.

     The Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; and (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by S&P and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or SubAdviser pursuant to guidelines approved by the Trust's

Board and subject to ratification by the Trust's Board. The Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

     The Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Money Market Fund's assets in such industry. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Money Market Fund will not maintain this concentration. The Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.

     The Money Market Fund may also invest in variable rate master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable rate master demand obligation generally will not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable rate master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Money Market Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market Fund. In determining dollar-weighted average portfolio maturity, a variable rate master demand obligation, the principal amount of which must unconditionally be paid in 397 calendar days, will be deemed to have a maturity equal to the earlier of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand. A variable rate master demand obligation, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Amortized Cost Method of Valuation for the Money Market Fund

     Portfolio investments of the Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Obligations in which the Money Market Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Money Market Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

                              RISK CONSIDERATIONS

THE NESTEGG FUNDS

GENERAL

     Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each NestEgg Fund correspond to those of the Master Portfolio in which such NestEgg Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a NestEgg Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

     The net asset value per share of each class of a NestEgg Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

EQUITY SECURITIES

     The stock investments of the NestEgg Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1998, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

DEBT SECURITIES

     The debt instruments in which the NestEgg Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation, as well as being more sensitive to interest rate changes, than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

     Although some of the NestEgg Funds' securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

FOREIGN SECURITIES

     The NestEgg Funds may invest in securities of foreign issuers. Investing in the securities of issuers in any foreign country, including through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A NestEgg Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

OTHER INVESTMENT CONSIDERATIONS

     Because the Master Portfolios may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a higher percentage of certain NestEgg Funds' assets are invested in long-term bonds, those NestEgg Funds' exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

     Each NestEgg Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each NestEgg Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Certain of the floating and variable-rate instruments that each NestEgg Fund may purchase may also be considered derivatives. Each NestEgg Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A NestEgg Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules.

     Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a NestEgg Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a NestEgg Fund or the price paid or received by such Portfolio.

THE MONEY MARKET FUND

     The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.

     The Money Market Fund's policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

YEAR 2000

     Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Funds have been informed that the Adviser, and the Funds' other service providers (i.e., Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness.

     In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Noncompliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Funds have no reason to believe that (1) the

Year 2000 plans of the Adviser and the Funds' other service providers will not be completed by December 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Funds or their service providers. In addition, the Year 2000 problem may adversely affect the companies in which the Funds invest. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Funds' service providers are unknown to the Funds at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Funds or their service providers.

     The Funds and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back up computer services in the event of a systems failure.

EUROPEAN ECONOMIC AND MONETARY UNION

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." Each such participating country anticipates replacing its existing currency with the Euro on January 1, 1999. Other European countries may participate after that date. This conversion presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that reflect to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economical risks, could cause market disruptions before or after the interaction of the euro, and could adversely affect the value of securities held by the Funds.

     The Funds have been informed that the Adviser, and the Funds' other service providers, as applicable, are taking steps to minimize the risk associated with the conversion. In addition, where appropriate, certain service providers are obtaining assurances from their vendors in the same manner.

     Since the ultimate consequences of the conversion are unknown to the funds at this time, no assurance can be made that such consequences will not have a material adverse impact on the Funds. The Funds and the Adviser will continue to monitor developments relating to the conversion.

                       INVESTMENT POLICIES AND PRACTICES

THE NESTEGG FUNDS

     To the extent set forth in this Prospectus, each NestEgg Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the NestEgg Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. References to the investments and investment policies and risks of the NestEgg Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding master portfolios.

     U.S. GOVERNMENT OBLIGATIONS. The NestEgg Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     SECURITIES OF NON-U.S. ISSUERS. The NestEgg Funds may invest in certain securities of non-U.S. issuers as discussed below.

     OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Each NestEgg Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The NestEgg Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     Each NestEgg Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. Each NestEgg Fund's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

     ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each NestEgg Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     FLOATING AND VARIABLE RATE OBLIGATIONS. Each NestEgg Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating and variable rate instruments are subject to interest-rate risk and credit risk.

     MORTGAGE RELATED SECURITIES. Each NestEgg Fund may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates) and prepayment risk. Prepayment risk is the risk to the Master Portfolios that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

     GNMA MBSs include GNMA Mortgage Pass-through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United

States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each NestEgg Fund may use futures as a substitute for a comparable market position in the underlying securities.

     A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterpart for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

     Although each of the NestEgg Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a NestEgg Fund to substantial losses. If it is not possible, or if a NestEgg Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash margin payments.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Each NestEgg Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each NestEgg Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a NestEgg Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Each NestEgg Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The NestEgg Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the NestEgg Funds' portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS. Each NestEgg Fund may enter into interest rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A NestEgg Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a NestEgg Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a NestEgg Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

     FOREIGN CURRENCY AND FUTURES TRANSACTIONS. Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a NestEgg Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Each NestEgg Fund may combine forward currency exchange contracts with in vestments in securities denominated in other currencies.

     Each NestEgg Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

     Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a NestEgg Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

     INVESTMENT COMPANY SECURITIES. Each NestEgg Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which the NestEgg Fund invests. Under the 1940 Act, a NestEgg Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the NestEgg Fund's net assets with respect to any one investment company and (iii) 10% of the NestEgg Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The NestEgg Fund may also purchase shares of exchange listed closed-end funds.

     ILLIQUID SECURITIES. Each NestEgg Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating and variable-rate demand obligations as to which the NestEgg Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each NestEgg Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive' strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime1" by Moody's or "A1+" or "A1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     BANK OBLIGATIONS. Each NestEgg Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a NestEgg Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable-interest rates.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each NestEgg Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or subadviser to each NestEgg Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Each NestEgg Fund also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or subadviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

     REPURCHASE AGREEMENTS. Each NestEgg Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

     FORWARD COMMITMENTS, WHEN ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS. Each NestEgg Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     BORROWING MONEY. As a fundamental policy, each NestEgg Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each NestEgg Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

     LOANS OF PORTFOLIO SECURITIES. Each NestEgg Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

     CONVERTIBLE SECURITIES. Each NestEgg Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to nonconvertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a nonconvertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     RATINGS. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES OF THE NESTEGG FUNDS

     Each NestEgg Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies" in the SAI.

CERTAIN NONFUNDAMENTAL POLICIES OF THE NESTEGG FUNDS

     Each NestEgg Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets;
(ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objectives and Management Policies" in the SAI.

THE MONEY MARKET FUND

     Set forth below is a discussion of the various investments and investment policies of the Money Market Fund. Additional information about the investment policies of the Money Market Fund appears in the SAI.

     The Money Market Fund, in pursuing its investment objective, will comply with Rule 2a-7. Thus, descriptions of investment techniques and portfolio instruments are qualified by the provisions and limitations of Rule 2a-7.

     The Money Market Fund will attempt to achieve its investment objective by investing in the following money market instruments:

     U.S. TREASURY OBLIGATIONS. The Fund may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Fund is rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

     CORPORATE DEBT SECURITIES. The Fund may purchase corporate debt securities, subject to the rating and quality requirements. The Fund may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Fund in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

     MORTGAGE-RELATED SECURITIES. The Fund is permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     ASSET-BACKED SECURITIES. The Fund is permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objectives, policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     DOMESTIC AND FOREIGN BANK OBLIGATIONS. These obligations include but are not restricted to certificates of deposit, commercial paper, Yankeedollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Fund will not invest in any obligations of its affiliates, as defined under the 1940 Act.

     The Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). The Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     STRIPS AND ZERO COUPON SECURITIES. The Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2a-7, the Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Fund will not actively trade in STRIPS.

     The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations have a maturity of 397 days or less but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Because the obligations are direct lending arrangements between the Fund and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of the Adviser or Portfolio Advisers, as applicable, they are of an investment quality comparable to other debt obligations in which the Fund may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees or AMR Board, as applicable. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

     OTHER MUTUAL FUNDS. The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS. The Fund may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.

     LOANS OF PORTFOLIO SECURITIES. To increase current income, the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement the Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Fund may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

     REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

CERTAIN FUNDAMENTAL POLICIES OF THE MONEY MARKET FUND

     The following describes fundamental policies of the Money Market Fund that can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares. See "Other Information -- Voting."

(1) The Fund may not borrow money or pledge or mortgage its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33 1/3% of the current value of its total net assets for temporary or emergency purposes or to meet redemptions. The Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of the Fund's total net assets (but investments may not be purchased by the Fund while any such borrowings exist).

(2) The Fund may not make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

(3) The Fund may not invest more than 25% of its total assets in the securities of any one industry, except that the Fund may invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry. In addition, finance companies as a group are not considered a single industry for purposes of this policy. Wholly owned finance companies will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of their parent companies.

(4) The Fund will not, with respect to 100% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), or purchase more than 10% of the outstanding voting securities of any such issuer.

     The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 which may allow the Fund to exceed limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described in this Prospectus to the extent it satisfies Rule 2a-7 maturity requirements.

     It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2a-7 with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

     As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

CERTAIN ADDITIONAL NONFUNDAMENTAL POLICIES

     The Fund may not invest more than 10% of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange). This is a non-fundamental policy of the Fund and can be changed by approval of a majority of the Board of Trustees.

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading
"Management -- Trustees and Officers."

THE ADVISER: INTRUST BANK, N.A.

     INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita, serves as the Funds' investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the portfolio, and continuously reviews, supervises and administers the Master Portfolios' investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

     The Adviser is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997, total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.

     For the advisory services it provides to the Money Market Fund, the Adviser receives fees based on average daily net assets up to an annualized rate of 0.25%.


     INTRUST may receive advisory fees up to 0.15% of the average daily net assets of each NestEgg Fund when the Fund invests all of its investable assets in a Master Portfolio or another investment company. While the NestEgg Funds invest all of their investable assets in the MIP or another investment company, the Adviser will select such company, monitor the performance of such company, coordinate the Funds' relationship with such company and communicate with the Funds' Board of Trustees and shareholders regarding the performance of such company and the Funds' two-tier structure. In addition, if the Adviser is not satisfied with the performance of the MIP, the Adviser may recommend to the Board of Trustees other investment companies for the Fund to invest in, or recommend that the Adviser manage the Funds themselves. The Adviser may receive advisory fees up to 1.25% of the average daily net assets of the Funds should the Adviser decide not to invest all of the Funds' investable assets in the MIP or another investment company. Paul D. Worth, Vice President at INTRUST, is responsible for day-to-day management of the NestEgg Funds. Mr. Worth has over 12 years of experience in the investment industry, including management of equity funds, investment portfolios and relationships, and investment product development.


THE ADVISER TO THE MASTER PORTFOLIOS

     BGFA serves as investment adviser to each Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for approximately $575 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services.

     BGFA, Barclays and their affiliates deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

     Counsel to the MIP and special counsel to BGFA has advised the MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions related to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries and affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

     Based upon the advice of counsel to INTRUST, INTRUST believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent INTRUST from continuing to perform such services for the Funds. If INTRUST were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

THE SUBADVISER TO THE MONEY MARKET FUND

     AMR, located at 4333 Amon Carter Boulevard, MD5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of December 31, 1997, AMR provides investment advice with respect to approximately $18.4 billion in assets, including approximately $14.2 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Fund's monthly fees based upon average daily net assets at the annual rate of 0.20%.

PAST PERFORMANCE OF THE SUBADVISER

     The Money Market Fund is substantially identical to other pooled accounts, including investment companies, advised by AMR. Set forth below are certain performance data for The Money Market Fund and for such pooled accounts ("Money Market Composite"). The Money Market Composite consists of the American AAdvantage Money Market Fund (from September 1987 to present), the American Performance Cash Management Fund (from October 1990 to present), the FUNDS IV Cash Reserve Fund (from September 1994 through September
1996), the American AAdvantage Money Market Mileage Fund (from November 1995 to present), the AMR Investment Services Strategic Cash Business Trust (from July 1996 to present) and the INTRUST Money Market Fund (from February 1997 to present). Expenses of the portfolios in the Money Market Composite range from approximately 0.11% for the AMR Investment Services Strategic Cash Business Trust to approximately 0.85% for the American Performance Cash Management Fund. The Strategic Cash Business Trust is an unregistered pooled account and as such is not subject to certain requirements that apply to mutual funds under the applicable securities, tax and other laws that, if applicable, may have adversely affected performance. The data shown below reflects total return for the periods shown, reduced by the actual expense ratio for such funds. To the extent such funds had expense waivers or reimbursements in effect during the periods indicated below, such funds' actual performance would have been lower had such expense waivers or reimbursements not been in effect. INTRUST Fund fees and expenses may be higher than such expenses and if applied would have reduced the performance below. The performance information for the Money Market Composite is deemed relevant since the AMR accounts have been managed using the same investment objectives, policies and restrictions and portfolio managers as those used by INTRUST Money Market Fund. However, this performance data is not necessarily indicative of the past or future performance of any of the INTRUST Funds. The AMR pooled accounts and the INTRUST Money Market Fund are separate funds. The Money Market Composite performance does not represent the past performance of the INTRUST Money Market Fund.

                                                        ANNUALIZED TOTAL RETURNS
                                                FOR THE PERIODS ENDED SEPTEMBER 30, 1998
                                            -------------------------------------------------
                                            MONEY MARKET      MONEY      LIPPER INSTITUTIONAL
                                             COMPOSITE     MARKET FUND    MONEY MARKET INDEX
                                            ------------   -----------   --------------------
1 Year....................................      5.38%         5.16%              5.58%
3 Years...................................      5.42%          N/A               5.44%
5 Years...................................      5.14%          N/A               5.09%
10 Years..................................      5.86%          N/A               5.68%
Since Inception*..........................      6.01%         5.12%              5.83%

* The inception date of the Money Market Fund is January 23, 1997; the inception date for the AMR Money Market Composite is September 1, 1987. Since inception returns for the Lipper Institutional Money Market Index is calculated using September 1, 1987 as the inception date.

THE SPONSOR AND DISTRIBUTOR

     BISYS Fund Services ("BISYS"), the Funds' Sponsor and Distributor (the "Distributor"), has its principal office at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor will receive orders for, sell, and distribute shares of the Fund. BISYS also serves as administrator and distributor of other mutual funds.

     The Distributor may from time to time pay a bonus or other incentive to dealers that employ registered representatives who sell a minimum dollar amount of shares of the Funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Funds may reimburse the Distributor, or others, on a monthly basis for costs and expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Funds. These costs and expenses, which are subject to a maximum limit of 0.25% of the average daily net assets of the shares of the Funds per annum for the Institutional Service Class shares and a maximum limit of 0.75% of the average daily net assets of the shares of the Funds per annum for the Institutional Premium Class shares, include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses; (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees; (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors; (v) such other similar services as the Trustees determine to be reasonably calculated to result in sales of shares of the Funds; (vi) costs of shareholder servicing incurred by broker-dealers, banks or other financial institutions; and (vii) other direct and indirect distribution-related expenses, including the provision of services with respect to maintaining the assets of the Funds. The Funds will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANTS

     The Funds have also entered into an Administration Agreement with BISYS (the "Administrator") pursuant to which BISYS provides certain management and administrative services necessary for the Funds' operations, including: (i) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, BISYS receives from the Money Market Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets and 0.20% of the NestEgg Funds' average daily net assets.

     BISYS Fund Services, Inc. serves as the Trust's Transfer Agent. BISYS Fund Services, Inc. serves as the Fund Accountant to the Money Market Fund. Investors Bank & Trust serves as Fund Accountant to the NestEgg Funds.

SERVICE ORGANIZATIONS

     Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations, other than expenses specifically assumed by the Distributor and the Adviser. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

GENERAL

     The Funds intend to each qualify and elect to be treated as regulated investment companies pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intends to continue to so qualify annually. By so qualifying and electing, the Funds generally will not be subject to Federal income tax to the extent that each distributes investment company taxable income and net capital gains in the manner required under the Code.

     The Funds intend to distribute to its shareholders substantially all of each investment company's taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses).

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     If you elect to receive distribution in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DIVIDENDS AND DISTRIBUTIONS -- THE NESTEGG FUNDS


     The Funds intend to declare and pay quarterly dividends of substantially all of their net investment income. The Funds distribute any net realized capital gains at least annually, in all events in a manner consistent with the provisions of the 1940 Act and the Internal Revenue Code. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments.

     Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

DIVIDENDS AND DISTRIBUTIONS -- MONEY MARKET FUND


     The Fund will declare distributions of such income daily and pay those dividends monthly. The Fund intends to distribute at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day.

                                     TAXES

GENERAL

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will generally be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of the Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Such distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes Disposition of Fund Shares" in the SAI.

     Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to with holding taxes. See "Federal Income Taxes Backup Withholding" in the SAI.

BENEFIT PLAN INVESTORS

     As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net investment income and capital gain distributions.

     However, such tax-exempt investors may be subject to tax on certain unrelated taxable income which could arise, for example, when such investors acquire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable Income Rules.

     The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                              FUND SHARE VALUATION

SHARE VALUE -- THE NESTEGG FUNDS

     Shares of the Funds are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time) each Business Day.

     The NAV per share of each class of shares of each Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of each class. The value of the net assets of each class of shares is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day as daily income less expenses. The NAV of each class of shares of each Fund is expected to fluctuate daily and is expected to differ. Each Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, each Master Portfolio's assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by MIP's Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

SHARE VALUE -- MONEY MARKET FUND

     The net asset value per share of the Money Market Fund is calculated at 12:00 noon (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading (a "Business Day"), which excludes the following business holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day and Veterans Day. The net asset value per share of each share class is computed by dividing the value of the net assets attributable to each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser, the Administrator and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Each share class within the Fund is charged with the direct expenses of that class and with a proportion of the general expenses of the Fund. These general expenses (e.g., investment advisory fees) are allocated among the classes of shares based on the relative value of their outstanding shares.

     The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                            PURCHASE OF FUND SHARES

     Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.

     The following purchase procedures do not apply to certain fund or trust accounts that are managed by INTRUST. The customer should consult his or her trust administrator for proper instructions.

     All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Transfer Agent maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase. The Funds do not accept third-party checks or foreign checks.

     An investment may be made using any of the following methods:

     THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE
ORGANIZATION. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment adviser or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact the Distributor to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the NestEgg Funds in proper order prior to the determination of net asset value and transmitted to the Distributor prior to the close of its business day (which is currently 4:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Fund received prior to 12:00 noon will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     BY MAIL. Mail completed application and check made payable to the appropriate fund or to "The INTRUST Funds Trust" to:

     INTRUST Funds Trust
     P.O. Box 182498
     Columbus, OH 43218-2498
     BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. Please phone the Funds at (888) 266-8787 for instructions on opening an account or purchasing additional shares by wire transfer.

     OTHER PURCHASE INFORMATION. Requests in "good order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the names in which they are registered; (b) any required signatures guaranteed; and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

     INSTITUTIONAL ACCOUNTS. Bank trust departments and other institutional accounts may place orders directly with the Distributor by telephone at
(888)266-8787.

                         MINIMUM PURCHASE REQUIREMENTS

      The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the INTRUST Funds, is a purchaser through a trust investment manager or account manager or is administered by INTRUST, is an employee or an ex-employee of INTRUST Financial Corporation or is an employee of any of its affiliates, BISYS, or any other service provider, or is an employee of any trust customer of INTRUST Financial Corporation or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which INTRUST Financial Corporation or any of its affiliates acts as trustee or custodian. Any subsequent investments, including an IRA investment, must be at least

$50. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     Shares may also be purchased for IRAs established with INTRUST Financial Corporation or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information concerning investments by IRAs, call the Funds at (888) 266-8787.

                            EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling (888) 266-8787. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days prior written notice of any modification or termination of the exchange privilege.

     EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the Funds. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties.

     EXCHANGE BY TELEPHONE. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration;
(ii) the name of the Fund from and the Fund into which you wish to exchange your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. See "Redemption of Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

     AUTOMATIC INVESTMENT PROGRAM. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any Business Day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value" in the SAI. A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund which seeks to maintain a net asset value of $1.00 per share.

     Redemption of shares purchased by check will be effected immediately and the proceeds will be made available upon clearance of the purchase check which may take up to 15 days after those shares have been credited to the shareholder account. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Funds may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     REDEMPTION METHODS. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE
ORGANIZATION. You may redeem your shares by contacting your broker, investment adviser or Service Organization representative, and instructing him or her to redeem your shares. He or she will then contact the Distributor and place a redemption trade on your behalf. You may be charged a fee for this service.

     BY MAIL. You may redeem your shares by sending a letter directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     BY TELEPHONE.  You may redeem your shares by calling the Funds toll free at
(888) 266-8787. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. This option will be suspended for a period of 10 days following a telephonic address change.

     BY WIRE. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Fund generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 noon (Eastern time).

     Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application. Additionally, the "Banking Instructions" section must be completed and a copy of a voided check must be included with your Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf. Please phone the Funds at (888) 266-8787 for information regarding redemptions via wire transfer.

     CHECK WRITING. A check redemption ($500 minimum, no maximum) feature is available with respect to the Money Market Fund. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust relationships of the Adviser and its affiliates.

     SYSTEMATIC WITHDRAWAL PLAN. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     REDEMPTION IN KIND. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                               OTHER INFORMATION

CAPITALIZATION STRUCTURE

     INTRUST Funds Trust was organized as a Delaware business trust on January 26, 1996, and currently consists of eleven separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each NestEgg Fund and the Money Market Fund offer two classes of shares -- the Institutional Premium Class and the Institutional Service Class. The Institutional Premium Class shares may bear a 12b-1 fee of up to 0.75% of the Fund's average daily net assets. The Institutional Service Class shares are offered only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the INTRUST Funds, are purchased through a trust investment manager or account manager or administered by INTRUST, are employees or ex-employees of INTRUST Financial Corporation or any of its affiliates, employees of BISYS, or any other service provider, or employees of any trust customer of INTRUST Financial Corporation or any of its affiliates. Shareholders in the Institutional Premium Class of shares of the NestEgg Funds or the Money Market Fund may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets which shareholders of the Institutional Service Class are not subject. Call (888) 266-8787 or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' classes of shares.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

     Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the NestEgg Funds seek to achieve their investment objectives by investing all of their assets in a corresponding portfolio of the MIP, a separate registered investment company with the same investment objective as the NestEgg Funds. Therefore, an investor's interest in the MIP's securities is indirect. In addition to selling a beneficial interest to the NestEgg Funds, the MIP may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the MIP on the same terms and conditions and will pay a proportionate share of the MIP's expenses. However, the other investors investing in the MIP are not required to sell their shares at the same public offering price as the NestEgg Funds or subject to comparable variations in sales loads and other operating expenses. Therefore, investors in the NestEgg Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the MIP. Such differences in returns are also present in other mutual fund structures.

     The Board of Trustees believes that the NestEgg Funds will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of the NestEgg Funds will be less than if the NestEgg Funds invested directly in the securities held by the MIP.

     Smaller funds investing in the MIP may be materially affected by the actions of larger funds investing in the MIP. For example, if a large fund withdraws from the MIP, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the MIP may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the MIP could have effective voting control of the operations of the MIP. Except as permitted by the Commission, whenever the Trust's Funds are requested to vote on matters pertaining to the MIP, the Trust's Funds will hold a meeting of shareholders of the NestEgg Funds and will cast all of its votes in the same proportion as the votes of the NestEgg Funds' shareholders. NestEgg Funds' shareholders who do not vote will not affect the Funds votes at the MIP meeting. The percentage of the Trust's votes representing NestEgg Funds' shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the NestEgg Funds' shareholders who do, in fact, vote.

     Certain changes in the MIP's investment objective, policies or restrictions may require the NestEgg Funds to withdraw their interest in the MIP. Such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the MIP). If securities are distributed, the NestEgg Funds could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the NestEgg Funds. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     The NestEgg Funds may withdraw their investment from the MIP at any time, if the Board of Trustees of INTRUST determines that it is in the best interests of the shareholders of the NestEgg Funds to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the NestEgg Funds in another pooled investment entity having the same investment objective as the NestEgg Funds or the retaining of an investment adviser to manage the NestEgg Funds assets in accordance with the investment policies described above with respect to the MIP.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. Quotations of "yield" for the NestEgg Funds will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of "yield" for the Money Market Fund will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses)over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Fund is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends. The yield and effective yield for the Money Market Fund at October 31, 1998 were 5.16% and 5.29%.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     The NestEgg Funds invest all of their investable assets in the corresponding Master Portfolios. Performance shown below is the performance of the corresponding Master Portfolio managed by BGFA: LifePath 2000 Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, and LifePath 2040 Master Portfolio. This performance has not been adjusted to reflect the fees and expenses which will apply to the applicable NestEgg Funds. The performance would have been lower had such fees and expenses been taken into account in calculating the performance. The one year total returns represent performance of the Master Portfolios from September 30, 1997 through September 30, 1998. The three year returns represent performance of the Master Portfolios from September 30, 1995 through September 30, 1998. The return since inception represents the performance of the Master Portfolios from March 1, 1994 through September 30, 1998.

                                                        ANNUALIZED RATES OF RETURN FOR
                                                      PERIODS ENDING SEPTEMBER 30, 1998
                                          ----------------------------------------------------------
                                            2000         LEHMAN         LIFEPATH     LIPPER FLEXIBLE
                                           MASTER       AGGREGATE         2000          PORTFOLIO
                                          PORTFOLIO   BOND INDEX(1)   BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -------------   ------------   ---------------
1 Year..................................     7.53%        11.50%          10.29%           3.81%
3 Years.................................     9.04%         8.67%          10.78%          12.69%
Since Inception.........................     8.57%         7.98%           9.95%          11.69%

                                                        ANNUALIZED RATES OF RETURN FOR
                                                      PERIODS ENDING SEPTEMBER 30, 1998
                                          ----------------------------------------------------------
                                            2010         LEHMAN         LIFEPATH     LIPPER FLEXIBLE
                                           MASTER       AGGREGATE         2010          PORTFOLIO
                                          PORTFOLIO   BOND INDEX(1)   BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -------------   ------------   ---------------
1 Year..................................     7.42%        11.50%          11.34%           3.81%
3 Years.................................    12.72%         8.67%          12.81%          12.69%
Since Inception.........................    12.13%         7.98%          11.60%          11.69%


                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING SEPTEMBER 30, 1998
                                          --------------------------------------------------------
                                            2020       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                           MASTER     5000 EQUITY       2020          PORTFOLIO
                                          PORTFOLIO    INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................     6.80%        3.28%         12.27%           3.81%
3 Years.................................    15.04%       19.24%         14.80%          12.69%
Since Inception.........................    14.30%       18.61%         13.23%          11.69%


                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING SEPTEMBER 30, 1998
                                          --------------------------------------------------------
                                            2030       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                           MASTER     5000 EQUITY       2030          PORTFOLIO
                                          PORTFOLIO    INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................     6.26%        9.05%         13.00%           3.81%
3 Years.................................    16.77%       22.62%         16.73%          12.69%
Since Inception.........................    15.92%       21.15%         14.81%          11.69%

                                                       ANNUALIZED RATES OF RETURN FOR
                                                     PERIODS ENDING SEPTEMBER 30, 1998
                                          --------------------------------------------------------
                                            2040       WILSHIRE       LIFEPATH     LIPPER FLEXIBLE
                                           MASTER     5000 EQUITY       2040          PORTFOLIO
                                          PORTFOLIO    INDEX(2)     BENCHMARK(3)    FUND INDEX(4)
                                          ---------   -----------   ------------   ---------------
1 Year..................................     4.74%        9.05%         13.69%           3.81%
3 Years.................................    18.18%       22.62%         18.66%          12.69%
Since Inception.........................    17.38%       21.15%         16.38%          11.69%

(1) The Lehman Aggregate Bond Index is composed of the Lehman
    Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

(2) The Wilshire 5000 Equity Index is composed of domestic equity securities of companies in addition to a very small number of limited partnerships and REITS.

(3) The LifePath Benchmarks represents returns of the BGI US Equity Market Index (a blended index replicating the broad US equity market, large, medium and small companies), EAFE (Europe, Australia and Far East equity securities), the Lehman Aggregate Bond Index and US Treasury Bills and are representative of the broad asset classes in each Master Portfolio.

(4) The Lipper Flexible Portfolio Fund Index's returns represent an average of returns of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper Analytical Services.

     Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard& Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information--Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a

Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     BISYS Fund Services, Inc. acts as the Funds' transfer agent. The Trust compensates BISYS Fund Services, Inc. pursuant to a Transfer Agency Agreement described in "Management of the Fund--Administrator, Transfer Agent and Fund Accountants" of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219.

     General and Account Information: (888) 266-8787.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Address for

Investment Adviser for Master
Investment Portfolio:

Barclays Global Fund Advisors
45 Fremont Street
San Francisco, California 94105

Investment Adviser for INTRUST Funds:
INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Subadviser for The Money Market Fund
AMR Investment Services, Inc.
4333 Amon Carter Blvd. MD5645
Fort Worth, Texas 76155

Administrator and Sponsor and
Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

Custodian

INTRUST Bank, N.A.
105 North Main Street
Box One
Wichita, Kansas 67202

Counsel

Paul, Weiss, Rifkind, Wharton &
Garrison
1285 Avenue of the Americas
New York, New York 10019
Independent Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza

Columbus, Ohio 43215

                                                    INTRUST LOGO
                                                  NESTEGG 2000 FUND

                                                  NESTEGG 2010 FUND


                                                  NESTEGG 2020 FUND


                                                  NESTEGG 2030 FUND


                                                  NESTEGG 2040 FUND


                                                  MONEY MARKET FUND


                                            Series of INTRUST Funds Trust

                                                     PROSPECTUS

                                                  November 30, 1998


                                                   as supplemented



                                                  December 31, 1998

                               INTRUST FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

                     INTRUST BANK, N.A.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                     ADMINISTRATOR, SPONSOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION


                               NestEgg 2000 Fund
                               NestEgg 2010 Fund
                               NestEgg 2020 Fund
                               NestEgg 2030 Fund
                               NestEgg 2040 Fund
                               MONEY MARKET FUND


         This Statement of Additional Information (the "SAI") describes one Money Market Fund (The "Money Market Fund") and five NestEgg Funds (each a "Fund", collectively the "NestEgg Funds") offered by INTRUST Funds Trust (the "Trust"). The Trust is a registered investment company that currently offers eleven series, including the Money Market Fund and the NestEgg Funds.

         Each NestEgg Fund invests all of its assets in a separate portfolio (each a "Master Portfolio") of the Master Investment Portfolio ("MIP") having the same investment objective as the NestEgg Funds. Therefore, the investment experience of each NestEgg Fund will correspond directly with the relevant Master Portfolio's investment experience. The MIP is an open-end, series investment company consisting of nine series including the Master Portfolios. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios. INTRUST Bank, N.A. serves as investment adviser (the "Adviser") to the Funds. AMR Investment Services, Inc. serves as subadviser to The Money Market Fund.


         Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS, as Distributor to the Funds, as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.


         This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated November 30, 1998, as supplemented December 31, 1998 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above.

November 30, 1998, as supplemented December 31, 1998

                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----


INVESTMENT OBJECTIVES AND POLICIES.......................................4

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES...............................7

MANAGEMENT..............................................................14

ADMINISTRATION AND FUND ACCOUNTING......................................20

EXPENSES ...............................................................21

DETERMINATION OF NET ASSET VALUE........................................22

PORTFOLIO TRANSACTIONS..................................................23

TAXATION ...............................................................25

OTHER INFORMATION.......................................................31

       INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES OF THE NESTEGG FUNDS


         Each Fund invests all of its assets in the corresponding Master Portfolio of the MIP (as shown below), which has the same investment objective as the related Fund.


                     FUND                      CORRESPONDING MASTER PORTFOLIO
                     ----                      ------------------------------
               NestEgg 2000 Fund               LifePath 2000 Master Portfolio
               NestEgg 2010 Fund               LifePath 2010 Master Portfolio
               NestEgg 2020 Fund               LifePath 2020 Master Portfolio
               NestEgg 2030 Fund               LifePath 2030 Master Portfolio
               NestEgg 2040 Fund               LifePath 2040 Master Portfolio

--------------------------------------------------------------------------------

         INVESTMENT OBJECTIVES. The Master Portfolios consist of five asset allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds."

         The Master Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the NestEgg 2000 Fund plan to retire in the year
2000).

         As with all mutual funds, there can be no assurance that the investment objective of each Master Portfolio will be achieved. Each Master Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Portfolio's outstanding voting shares.

         Each Fund and Master Portfolio has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trusts, as the case may be, at any time.


THE MASTER PORTFOLIOS

         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

         The Master Portfolios may not:

         (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         (2) hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

         (3) invest in commodities, except that each Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

         (5) borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

         (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees of MIP or the Board of Trustees of the Trust, as the case may be.

         (7) act as an underwriter of securities of other issuers, except to the extent that the Master Portfolios may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of each Master Portfolio, there shall be no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities.

         (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

         (10) purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Master Portfolios are subject to the following non-fundamental policies.

         The Master Portfolios may not:

         (1) invest in the securities of a company for the purpose of exercising management or control, but each Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         (2) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         (3) purchase, sell or write puts, calls or combinations thereof, except as may be described in the Master Portfolios' offering documents.

         (4) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

         (5) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a Master Portfolio's net assets would be so invested. Although each Fund and Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a Fund's assets that may be so invested, such Fund and Master Portfolio will comply with the lower limit. Each Fund and Master Portfolio currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

         (6) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         (7) purchase, hold or deal in real estate limited partnerships.

         (8) purchase warrants that exceed 2% of the value of the Fund's or the Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

         (9) purchase or retain securities of any issuer if the officers or Trustees of the Trust or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

         (10) engage in any short sales other than short sales against the box.

         As a matter of general operating policy, each Fund and Master Portfolio may invest up to 20% of the value of its total assets in foreign securities that are not publicly traded in the United States.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

         THE FUNDS AND THEIR CORRESPONDING MASTER PORTFOLIOS MAY PARTICIPATE IN THE FOLLOWING ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AS INDICATED:

         BANK OBLIGATIONS. Each Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits and other short term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

         Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

         FUTURES CONTRACTS. The Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

         A Master Portfolio may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contracts, it will create a segregated account consisting of each or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

         If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

         Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

         In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg.
190.01(x) may be excluded in computing such five percent.

         FOREIGN CURRENCY TRANSACTIONS. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The Master Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with the MIP's custodian cash or high-grade debt securities in a segregated account of the Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the Master Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, a Master Portfolio may either sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to a Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

         The purchase of options on currency futures allows a Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

         FUTURE DEVELOPMENTS. Each Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a Master Portfolio would provide appropriate disclosure in its prospectus or this SAI.

         LENDING PORTFOLIO SECURITIES. To a limited extent, each Master Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions (but not individuals), provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party unaffiliated with MIP which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         WARRANTS. Each Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

         FIXED INCOME OBLIGATIONS. Investors should be aware that even though interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain obligations that may be purchased by the Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the obligation until such time as BGFA determines it to be advantageous for the Master Portfolio to sell the obligation. If such a policy would cause a Master Portfolio to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such obligations in an orderly manner.


         REPURCHASE AGREEMENTS. Each Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the Investment Company Act of 1940 (the "1940 Act").

         FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

                  INVESTMENT POLICIES OF THE MONEY MARKET FUND

         The Prospectus discusses the investment objectives of the Money Market Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Money Market Fund may invest, the investment policies and portfolio strategies that the Money Market Fund may utilize, and certain risks attendant to such investments, policies and strategies.

         U.S. GOVERNMENT AGENCY OBLIGATIONS. The Money Market Fund may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Money Market Fund may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

         MORTGAGE-RELATED SECURITIES. The Money Market Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Money Market Fund from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Money Market Fund is, at the time of investment, rated in one of the top two rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are, in the opinion of the Adviser, as applicable, of an investment quality comparable to rated commercial paper in which the Money Market Fund may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

         CORPORATE DEBT SECURITIES. Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for the Fund.

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         BANK OBLIGATIONS. A description of the bank obligations which the Money Market Fund may purchase is set forth in the Prospectus. These obligations include, but are not limited to, domestic, Eurodollar and Yankeedollar certificates of deposits, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against Money Market Fund deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. Dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS. The Fund may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

         The Money Market Fund may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Money Market Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Money Market Fund has the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Money Market Fund has no limitations on the type of issuer from whom the obligations will be purchased. The Money Market Fund will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or, pursuant to guidelines established by the Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Money Market Fund.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Money Market Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets in an amount at least equal to the value of such commitments. On the delivery dates for such transactions, each Fund will meet obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Money Market Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Money Market Fund and may contribute to volatility of the Fund's net asset value.

         LOANS OF PORTFOLIO SECURITIES. The Money Market Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Money Market Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Money Market Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Fund.

         The Money Market Fund will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Money Market Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Securities loans will be made in accordance with the following conditions: (1) the Money Market Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Money Market Fund must be able to terminate the loan after notice, at any time; (4) the Money Market Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Money Market Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees to vote proxies.

         REPURCHASE AGREEMENTS. The Money Market Fund may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Money Market Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Money Market Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         REVERSE REPURCHASE AGREEMENTS. The Money Market Fund may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. The Fund has adopted a fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

         The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         Pursuant to guidelines set forth by and under the supervision of the Board of Trustees the Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by the Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities could have the effect of increasing Fund illiquidity.

                INVESTMENT RESTRICTIONS OF THE MONEY MARKET FUND

         The following restrictions apply the Fund and restate or are in addition to those restrictions described under "Investment Restrictions" in the Prospectus. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund's outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

         The Fund, except as indicated, may not:

              (1) Invest more than 10% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

              (2) Borrow money or pledge, mortgage or hypothecate its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. The Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist).

              (3) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

              (4) Make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or the SAI;

              (5) Invest in companies for the purpose of exercising control or management.

              (6) Invest more than 10% of its net assets in shares of other investment companies and the Fund may invest all of its assets in another investment company;

              (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions.

              (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

              (9) Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

              (10) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

              (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, the Sponsor, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

              (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

              (14) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Fund will not invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

              (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

              (16) With respect to 100% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues.

                                   MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

         The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.

         G.L. Best, Age: 49, Trustee. Vice President, Finance and
Administration, of Williams Energy Services Company; Treasurer of The Williams Companies (1992-1995).

         Terry L. Carter, Age: 49, Trustee. Senior Vice President of QuikTrip Corporation.

         Thomas F. Kice, Age: 48, Trustee. President of Kice Industries Inc.

         George Mileusnic, Age: 43, Trustee. Executive Vice President of Operations of North American Division of The Coleman Co., Inc.

         John J. Pileggi, Age: 39, Chairman of the Board of Trustees. Director of Furman Selz LLC since 1994; Senior Managing Director of Furman Selz LLC (1992-1994); Managing Director of Furman Selz LLC (1984-1992).

         David Bunstine, Age 32, President. Vice President (1998-present), Director (1987-1998), BISYS Fund Services, Inc.

         Ellen Stoutamire, Age: 49, Secretary. Vice President of Client Legal Services, BISYS Fund Services; Associate Counsel, Franklin Templeton, Vice President (1995-1997) and formerly General Counsel, Pioneer Western Corporation.

                               COMPENSATION TABLE
                            11/1/97 THROUGH 10/31/98

                                                            PENSION OR
                                                            RETIREMENT
                                                             BENEFITS            ESTIMATED           TOTAL
                                      AGGREGATE               ACCRUED              ANNUAL         COMPENSATION
                                     COMPENSATION           AS PART OF             BENEFITS           FROM
                                         FROM                  FUND                 UPON            THE FUND
                                      THE TRUST              EXPENSES            RETIREMENT         COMPLEX
                                  ----------------          --------------      -------------      ------------
G.L. Best, Trustee                      $1,500                  0                   N/A              $1,500
Terry L. Carter, Trustee                $2,500                  0                   N/A              $2,500
Thomas F. Kice, Trustee                 $2,500                  0                   N/A              $2,500
George Mileusnic, Trustee               $2,500                  0                   N/A              $2,500
John J. Pileggi, Trustee                $2,500                  0                   N/A              $2,500

         Trustees of the Trust not affiliated with the Sponsor receive from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Sponsor do not receive compensation from the Trust.

         As of November 20, 1998, Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the Funds.

         MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of the MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a NestEgg Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

         A NestEgg Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

         The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a NestEgg Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the NestEgg Fund will hold a meeting of its shareholders to consider such matters. The NestEgg Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the NestEgg Fund receives no voting instructions will be voted in the same proportion as the votes received from the other NestEgg Fund shareholders.

         Certain policies of the Master Portfolio which are nonfundamental may be changed by vote of a majority of the MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or nonfundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment fund with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the NestEgg Fund's inability to find a substitute investment Trust in which to invest or equivalent management services could adversely affect shareholders' investments in the NestEgg Fund. The NestEgg Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the NestEgg Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the NestEgg Fund's and the Master Portfolio's investment objectives and policies.

         INVESTMENT ADVISER TO THE MASTER PORTFOLIOS

          BGFA provides investment advisory services to each Master Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

         BGFA is entitled to receive monthly fees at the annual rate of 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

         As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares, or, on not less than 60 days' written notice, by BGFA. The applicable BGFA

Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

         INVESTMENT ADVISER TO THE FUNDS

         INTRUST Bank, N.A. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.

         INTRUST is a majority-owned subsidiary of INTRUST Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. INTRUST is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 1997, total assets under management were approximately $2 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.

         Under the terms of an Investment Advisory Agreement for the Funds between the Trust and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

         The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on August 7, 1998.

         SUBADVISER TO THE MONEY MARKET FUND

         AMR Investment Services, Inc. serves as sub-advisor to the Money Market Fund. AMR, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of December 31, 1997, AMR provides investment advice with respect to approximately $18.4 billion in assets, including approximately $14.2 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the subadvisory services it provides to the Money Market Fund, AMR receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.

         Advisory Fees. For the fiscal years ended October 31, 1998 and 1997, advisory fees of the Money Market were the following amounts:

                                       FYE 10/31/98             FYE 10/31/97
                                    EARNED       WAIVED      EARNED       WAIVED
    Money Market Fund             $128,959     $ 54,443     $120,772     $ 72,463

         DISTRIBUTION OF FUND SHARES

         The Trust retains Fund Services Limited Partnership dba BISYS Fund Services ("BISYS") to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         DISTRIBUTION PLAN

         The Trustees of the Trust have voted to adopt on behalf of each Fund a Master Distribution Plan (the "Plan") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides for a monthly payment by the Fund to the Distributor in such amounts that the Distributor may request or for direct payment by a Fund, for certain costs incurred under the Plan, subject to periodic Board approval, provided that each such payment is based on the average daily value of the Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% for the Institutional Service Class and not to exceed 0.75% for the Institutional Premium Class. The Distributor will use all amounts received under the Plan for payments to broker-dealers or financial institutions (but not including banks) for their assistance in distributing shares of the Fund and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

         The Plan provides for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purpose for which such expenditures were made. The Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan and the related Administration Agreement between the Trust and the Sponsor have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Board of Trustees and the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Administration Agreement voted to approve the Plan at a meeting held on August 7, 1998. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in the Administrative Services Contract or by vote of the holders of a majority of the shares of the Fund.

         Distribution Fees. For the fiscal years ended October 31, 1998 and 1997, BISYS, as Distributor to the Money Market Fund was entitled to distribution fees in the following amounts:

                                       FYE 10/31/98             FYE 10/31/97
                                    EARNED       WAIVED      EARNED       WAIVED
Money Market Fund                 $128,957     $128,957     $120,770     $120,770

         ADMINISTRATION AND FUND ACCOUNTING SERVICES

         BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% of each Fund's average daily net assets so long as the Funds are invested in the MIP.

         The Administration Agreement is for a one year term. The Administration Agreement will terminate automatically in the event of its assignment.

         Administration Fees. For the fiscal years ended October 31, 1998 and 1997, BISYS, as Administrator to the Money Market Fund was entitled to distribution fees in the following amounts:

                                       FYE 10/31/98             FYE 10/31/97
                                    EARNED       WAIVED      EARNED       WAIVED
Money Market Fund                 $103,167     $      0     $96,617       $    0

         BISYS Fund Services, Inc. ("BFSI"), an affiliate of BISYS, serves as the Fund Accounting Agent for the Money Market Fund pursuant to a Fund Accounting Agreement. For the fiscal years ended October 31, 1998 and 1997, BFSI, as Fund Accountant for the Fund was entitled to fees in the following amounts:

                                       FYE 10/31/98             FYE 10/31/97
                                    EARNED       WAIVED      EARNED       WAIVED
Money Market Fund                 $ 30,352     $      0     $24,065       $    0

         Investors Bank & Trust serves as the Fund Accounting Agent to the NestEgg Funds pursuant to a Fund Accounting Agreement.

         SERVICE ORGANIZATIONS

         The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS, nor the Distributor will be a Service Organization or receive fees for servicing. Service Organizations for shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Trust might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                    EXPENSES

         Except for the expenses paid by INTRUST and BISYS, the Funds bear all costs of their operations.

             DETERMINATION OF NET ASSET VALUE OF THE NESTEGG FUNDS

         The securities of the Master Portfolios, including covered call options written by a Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of the MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the MIP's Board of Trustees.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of the MIP's Board of Trustees or its delegates. The MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the Adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of the MIP's Board of Trustees or its delegates.

         Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the Master Portfolios. In addition, foreign securities held by a Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

         Fixed income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the MIP's Board of Trustees. The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the MIP's officers under the general supervision of the MIP's Board of Trustees.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each Master Portfolio's shares.

                  PORTFOLIO TRANSACTIONS OF THE NESTEGG FUNDS

         Since each NestEgg Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

         Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, INTRUST or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which INTRUST or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

         MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

         In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectus and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


            DETERMINATION OF NET ASSET VALUE OF THE MONEY MARKET FUND

         As indicated under "Fund Share Valuation" in the applicable Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

         In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of the Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

         Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 PORTFOLIO TRANSACTIONS OF THE MONEY MARKET FUND

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser and the Subadviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Subadviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

         The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         Some of these services are of value to the Adviser in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fees paid by the Fund are not reduced because the Adviser or their affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                    TAXATION

         The Money Market Fund has qualified and intends to qualify and elect annually to be treated as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The NestEgg Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds and the MIP may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund or the MIP may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the MIP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the MIP's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the MIP to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The MIP does not intend to acquire stock of issuers that are considered PFICs.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

         Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

         Generally, the hedging transactions undertaken by a Fund or the MIP may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the MIP. In addition, losses realized by a Fund or the MIP on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the MIP of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or MIP which is taxed as ordinary income when distributed to stockholders.

         A Fund or the MIP may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the MIP makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.
Investors should contact their own tax advisors in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the MIP accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the MIP actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

         Income received by a Fund or the MIP from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the MIP. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the MIP will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

         CAPITALIZATION

         The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed portfolios. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         As of November 20, 1998, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective INTRUST Fund or classes except as set forth below (no shares of the NestEgg Funds are currently outstanding):

Money Market Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       45,960,178.340           100.00%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Short-Term Bond Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       1,774,393.565            29.70%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       4,199,841.311            70.30%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Intermediate Bond Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       1,274,950.387            25.46%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       3,731,706.278            74.53%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Stock Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       4,227,712.314            51.30%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       3,905,370.367            47.39%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201


Int'l Multi-Manager Stock Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       3,182,843.300            58.64%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       2,186,708.882            40.29%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Kansas Tax-Exempt Bond Fund
Institutional Service Class             Shares Owned             % Owned
---------------------------             ------------             -------

Transco & Company                       1,343,144.735            11.14%
Reinvest Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

Transco & Company                       10,599,931.039           87.94%
Cash Account
c/o INTRUST Bank/Trust Division
105 N. Main
Wichita, KS 67201

         The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         INTRUST acts as custodian of the Trust's assets. BISYS Fund Services, Inc. ("BFSI") acts as transfer agent for the Funds. BFSI and BISYS have offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. The Funds pay no custodian fees at the Fund level as long as all of their assets are invested in another mutual fund, but they incur their pro-rata portion of the custody fees of Investors Bank & Trust Company as the Master Portfolios' Custodian. Investors Bank & Trust, as the Master Portfolios' Custodian, has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has been selected as the independent auditors for the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG Peat Marwick LLP is located at Two Nationwide Plaza, Columbus, Ohio, 43215.

YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of




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
the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

         Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors. Investors who maintain accounts with the Trust as transfer agent will not pay these fees.

YIELD AND PERFORMANCE INFORMATION OF THE MONEY MARKET FUND


         Current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)[RAISED TO THE (365/7) POWER]] -- 1.

         For the seven-day period ended October 31, 1998, the seven-day effective yield for the Money Market Fund was 5.16%.

         FINANCIAL STATEMENTS


         The Report of Independent Auditors and Financial Statements of the Trust for the period ended October 31, 1998 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG Peat Warwick LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of the Annual Report are available without charge upon request by writing to INTRUST Funds Trust, 3435 Stelzer Road, Columbus, OH 43219-8006 or telephoning (888) 266-8787.


         The Report of Independent Auditors and Financial Statements of the Master Portfolios for the period ended February 28, 1998 are incorporated herein by reference to the MIP's Annual Report, such Financial Statements having been audited by KPMG Peat Marwick LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

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